Property, Plant, and Equipment	12 Months Ended
Dec. 31, 2024
Property, Plant, and Equipment
Property, Plant, and Equipment

4. Property, Plant and Equipment

Property, plant and equipment consisted of the following:

	December 31,	December 31,
	2024	2023
Lab and build-to-suit equipment	$6,918	$6,834
Office equipment	7	19
Furniture and fixtures	481	241
Computer and other equipment	741	487
Leasehold improvements	12,959	11,409
Construction-in-progress	3,001	804
Total property, plant and equipment	24,107	19,794
Accumulated depreciation and amortization	(15,809)	(15,314)
Property, plant and equipment, net	$8,298	$4,480

We recorded depreciation and amortization expense related to property, plant and equipment of $0.8 million and $1.2 million for the years ended December 31, 2024 and 2023, respectively. Maintenance and repairs are expensed as incurred and were $0.3 million for both the years ended December 31, 2024 and 2023.